SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2005

Commission File Number: 000-50920

Cove Apparel, Inc.
(Exact name of registrant as specified in its charter)

Nevada	95-4891903
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

1003 Dormador, Suite 21, San Clemente, California	92672
(Address of principal executive offices)	(I.R.S. Employer Identification No.)

949.224.3040
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 5, 2005, Cove Apparel, Inc., a Nevada corporation (the "Registrant") made the announcement contained in the attached press release.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Except for historical information contained herein, the matters set forth in this report are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the Registrant's Safe Harbor Compliance Statement for Forward-looking Statements included in the Registrant's recent filings, including Forms 8-K, 10-KSB and 10-QSB, with the Securities and Exchange Commission.

Item 9.01 Exhibits.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cove Apparel, Inc.

Date: December 5, 2005	By:	/s/ Kevin Peterson
Kevin Peterson
President and Chief Executive Officer

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